Exhibit 4.38

EXECUTION VERSION

FOURTH ADDENDUM TO THE TRANSACTION FRAMEWORK AGREEMENT

amongst

ATLATSA RESOURCES CORPORATION

and

RUSTENBURG PLATINUM MINES LIMITED

(in its capacity as co-shareholder of Holdco, Senior Agent, Security Agent and Lender)

and

PLATEAU RESOURCES PROPRIETARY LIMITED

and

BOKONI PLATINUM HOLDINGS PROPRIETARY LIMITED

and

BOKONI PLATINUM MINES PROPRIETARY LIMITED

and

ATLATSA HOLDINGS PROPRIETARY LIMITED

and

PELAWAN FINANCE SPV PROPRIETARY LIMITED

and

THE TRUSTEES FOR THE TIME BEING OF THE PELAWAN TRUST

and

THE TRUSTEES FOR THE TIME BEING OF THE PELAWAN DIVIDEND TRUST

Table of Contents

		Page No

1.	Interpretation	2

2.	Introduction	2

3.	Amendment	3

4.	Savings clause	3

5.	Miscellaneous	3

1.	Interpretation

1.1

In this Addendum, the following words shall, unless otherwise stated or where inconsistent with the context in which they appear, bear the following meanings and other words derived from the same origins as such words (that is, cognate words) shall bear corresponding meanings:

1.1.1	“Addendum”	this fourth addendum to the Transaction Framework Agreement;

1.1.2	“Fourth Addendum Signature Date”	the date on which this Addendum is signed (whether or not in counterpart) by the last of the signing Parties;

1.1.3	“Parties”	the parties to this Addendum and the Transaction Framework Agreement; and

1.1.4	“Transaction Framework Agreement”	the Transaction Framework Agreement entered into by the Parties on 27 March 2013, together with any schedules thereto, as may be amended from time to time.

1.2	Except as defined in clause 1.1 or as expressly provided otherwise, capitalised words and phrases in this Addendum shall have the same meanings as defined in the Transaction Framework Agreement.

2.	Introduction

2.1	On 27 March 2013, the Parties entered into the Transaction Framework Agreement.

2.2	The Parties wish to enter into this Addendum in order to amend the Transaction Framework Agreement as set out in clause 3 of this Addendum.

3.	Amendment

With effect from the Fourth Addendum Signature Date, the Parties amend the Transaction Framework Agreement by deleting the date “15 November 2013” from where it appears in clause 3.1 and replacing it with the date “31 January 2014”.

4.	Savings clause

This Addendum constitutes an amendment to the Transaction Framework Agreement within the meaning of clause 6.5.4 of the Transaction Framework Agreement. Save as set out herein all the remaining terms and conditions of the Transaction Framework Agreement will continue in full force and effect and shall not be amended, varied or changed as a result of the provisions of this Addendum.

5.	Miscellaneous

5.1	No amendment or variation of this Addendum shall affect the terms hereof unless such amendment or variation is reduced to writing and signed by each of the Parties.

5.2	This Addendum may be executed in any number of counterparts, and this has the same effect as if signatures on the counterparts were on a single copy of this Addendum.

SIGNATURE PAGE

ATLATSA

Signed at SANDTON on 15 November 2013.

For and on behalf of:

ATLATSA RESOURCES CORPORATION

Name:	AHCH Motaung

Office:	Director
(who warrants his authority)

SIGNATURE PAGE

ATLATSA HOLDINGS

Signed at SANDTON on 15 November 2013.

For and on behalf of:

ATLATSA HOLDINGS PROPRIETARY LIMITED

Name:	AHCH Motaung

Office:	Director
(who warrants his authority)

SIGNATURE PAGE

PLATEAU

Signed at SANDTON on 15 November 2013.

For and on behalf of:

PLATEAU RESOURCES PROPRIETARY LIMITED

Name:	AHCH Motaung

Office:	Director
(who warrants his authority)

SIGNATURE PAGE

HOLDCO

Signed at SANDTON on 15 November 2013.

For and on behalf of:

BOKONI PLATINUM HOLDINGS PROPRIETARY LIMITED

Name:	AHCH Motaung

Office:	Director
(who warrants his authority)

SIGNATURE PAGE

OPCO

Signed at SANDTON on 15 November 2013.

For and on behalf of:

BOKONI PLATINUM MINES PROPRIETARY LIMITED

Name:	AHCH Motaung

Office:	Director
(who warrants his authority)

SIGNATURE PAGE

RPM

Signed at on 2013.

For and on behalf of:

RUSTENBURG PLATINUM MINES LIMITED

Name:

Office:
(who warrants his authority)

SIGNATURE PAGE

THE SENIOR AGENT

Signed at on 2013.

For and on behalf of:

RUSTENBURG PLATINUM MINES LIMITED

Name:

Office:
(who warrants his authority)

SIGNATURE PAGE

THE SECURITY AGENT

Signed at on 2013.

For and on behalf of:

RUSTENBURG PLATINUM MINES LIMITED

Name:

Office:
(who warrants his authority)

SIGNATURE PAGE

THE PELAWAN SPV

Signed at SANDTON on 15 November 2013.

For and on behalf of:

PELAWAN FINANCE SPV PROPRIETARY LIMITED

Name:

Office:
(who warrants his authority)

SIGNATURE PAGE

THE PELAWAN DIVIDEND TRUST

Signed at SANDTON on 15 November 2013.

For and on behalf of:		For and on behalf of:

THE PELAWAN DIVIDEND TRUST		THE PELAWAN DIVIDEND TRUST

Name:	TUMELO MOATLHODI	Name:	ASNA CHRIS HAROLD MOTAUNG

Office:	TRUSTEE	Office:	TRUSTEE
	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

THE PELAWAN TRUST

Signed at SANDTON on 15 November 2013.

For and on behalf of:		For and on behalf of:

THE PELAWAN TRUST		THE PELAWAN TRUST

Name:	TUMELO MOATLHODI	Name:	ASNA CHRIS HAROLD MOTAUNG

Office:	TRUSTEE	Office:	TRUSTEE
	(who warrants his authority)		(who warrants his authority)